Offerings - Offering: 1	Jan. 29, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 63,796,857.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 8,810.35
Offering Note	Transaction Valuation is calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per share as of December 31, 2025, of $25.10. This amount is based upon the offer to purchase up to the Tender Cap of 2,541,707 common shares of beneficial interest, par value $0.01 per share, of Fidelity Private Credit Fund. Amount of Filing Fee is calculated at $138.10 per $1,000,000 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.